United States

Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE.

On August 27, 2024, Miller Industries, Inc. (the “Company”) posted an investor presentation (the “Investor Presentation”) to its website at https://www.millerind.com/investors. A copy of the Investor Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others on and after August 28, 2024.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation speaks only as of the date of this Current Report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Investor Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

This Current Report on Form 8-K and its contents (including Exhibit 99.1) are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit No.	Exhibit Description
99.1	2024 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miller Industries, Inc. (Registrant)

	By:	/s/ Frank Madonia
Frank Madonia
Executive Vice President, General Counsel and Secretary

Dated: August 27, 2024